--------------------------------------------------------------------------------
                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential of Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)  240.14a-11(c) or (S)  240.14a-12

                       CHESAPEAKE FINANCIAL SHARES, INC.
                       ---------------------------------
               (Name of Registrant as Specified in Its Charter)

                       CHESAPEAKE FINANCIAL SHARES, INC.
                       ---------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies

         ----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

         ----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

     5)  Total fee paid:

         ----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:  _____________________________________________
     2)  Form Schedule or Registration Statement No.:  ________________________
     3)  Filing Party:  _______________________________________________________
     4)  Date Filed:  _________________________________________________________

--------------------------------------------------------------------------------

                       Chesapeake Financial Shares, Inc.

           _________________________________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
           _________________________________________________________



To Our Shareholders:

     The Annual Meeting of Shareholders of Chesapeake Financial Shares, Inc. will be held on Friday, April 6, 2001, at 4:00 p.m. in the auditorium at Rappahannock Westminster-Canterbury, Irvington, Virginia, for the following purposes:

     1.   To elect eight (8) directors to serve for the ensuing year; and

     2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Shareholders of record at the close of business on February 1, 2001 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.


                                       By Order of the Board of Directors


                                       /s/  John H. Hunt, II
                                       ----------------------------------
                                            John H. Hunt, II
                                            Secretary


March 6, 2001


     Even if you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy in the postpaid envelope provided. If you attend the Annual Meeting, you may withdraw your proxy and vote your own shares.

                       Chesapeake Financial Shares, Inc.
                             97 North Main Street
                             Post Office Box 1419
                          Kilmarnock, Virginia 22482

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 6, 2001


                                    GENERAL

     The enclosed proxy is solicited by the Board of Directors of Chesapeake Financial Shares, Inc. (the "Company") for the Annual Meeting of Shareholders of the Company to be held on Friday, April 6, 2001, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate mailing date of this Proxy Statement and accompanying proxy is March 6, 2001.

Revocation and Voting of Proxies

     Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any adjourned session of the Annual Meeting.

Voting Rights of Shareholders

     Only shareholders of record at the close of business on February 1, 2001, the record date, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the close of business on February 1, 2001, 1,229,840 shares of the Company's common stock, par value $5.00 per share, were outstanding and entitled to vote at the Annual Meeting. The Company has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Shares for which the holder has elected to abstain or to withhold the proxies' authority to vote (including broker non-votes) on a matter will count toward a quorum, but will not be included in determining the number of votes cast with respect to such matter.

     Each share of the Company's common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting, except with respect to the election of directors for which shareholders have cumulative voting rights. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder, or in the alternative, to distribute his or her votes on the same principle between two or more nominees as he or she sees fit.

Solicitation of Proxies

     The cost of solicitation of proxies will be borne by the Company. Solicitation is being made by mail, and if necessary, may be made in person or by telephone, or special letter by officers and regular employees of the Company or its subsidiaries, acting without compensation other than regular compensation.

Principal Shareholders

     Mr. Douglas D. Monroe, Jr., who is a director and executive officer of the Company and its wholly-owned subsidiary bank, Chesapeake Bank (the "Bank"), is the only individual who beneficially owns 5% or more of the common stock of the Company. His ownership as of February 1, 2001 is shown in the table below. The address of Mr. Monroe is the same as the Company's principal offices.

     As of February 1, 2001, the directors and executive officers of the Company beneficially owned as a group 554,722 shares, or approximately 42.7% of the Company's common stock (including shares for which they hold presently exercisable stock options).


                     ELECTION OF DIRECTORS - PROPOSAL ONE

     The Bylaws of the Company provide that the Board shall consist of not less than three nor more than nine directors, with the exact number within such limits to be fixed according to the number elected by the shareholders. The Board is nominating eight persons as directors of the Company for 2001. The persons named below, each of whom are members of the present Board of Directors of the Company, will be nominated for election to serve until the next annual meeting and until their successors have been duly elected and have qualified.

     It is the intention of the persons named in the proxy to vote for the election of the eight nominees named below. The election of each nominee requires the affirmative vote of the holders of a plurality of the shares of common stock cast in the election of directors. If for any reason any of the persons named below should become unavailable to serve, then the proxies will be voted for such substitute nominees as the Board of Directors may designate. Management has no reason to believe that any of the nominees will be unavailable.

                                                                                       Number of Shares
                                   Director         Principal Occupation             Beneficially Owned as
Nominee (Age)                        Since         For the Last Five Years          of February 1, 2001 (1)
-------------                      --------        -----------------------          -----------------------
T. Nash Broaddus (82)                1988        Chairman of the Board & Chief           25,341 (2.1%)
                                                 Executive Officer, Prodesco,
                                                 Inc., a textile manufacturer,
                                                 Perkasie, Pennsylvania

Eugene S. Hudnall, Jr. (62)          1983        President, George Noblett,               9,351 *
                                                 Inc., a major appliance
                                                 dealer, mechanical contractor,
                                                 and propane gas dealer,
                                                 Kilmarnock, Virginia

                                                                                       Number of Shares
                                   Director         Principal Occupation             Beneficially Owned as
Nominee (Age)                        Since         For the Last Five Years          of February 1, 2001 (1)
-------------                      --------        -----------------------          -----------------------
Douglas D. Monroe, Jr. (67)          1982        Chairman of the Board & Chief          315,811 (25.1%)
                                                 Executive Officer of the                       (2)(3)
                                                 Company and Chairman of the
                                                 Board of the Bank


Katherine W. Monroe (67)             1985        A licensed real estate agent;           57,341 (4.7%)
                                                 Treasurer of the Company                       (3)


Bruce P. Robertson (55)              1999        President, Shirley Pewter                1,041 *
                                                 Shops, Inc. and The Porcelain
                                                 Collector of Williamsburg,
                                                 Ltd., Williamsburg, Virginia

William F. Shumadine, Jr. (56)       1997        Managing Director, Lowe,                 9,686 *
                                                 Brockenbrough & Co., Inc.,
                                                 investment counsel, Richmond,
                                                 Virginia

Robert L. Stephens (68)              1985        Owner, The Tides Inn, Inc. a            15,247 (1.2%)
                                                 resort & conference center in
                                                 Irvington, Virginia

Jeffrey M. Szyperski (39)            1999        President & Chief Executive             56,851 (4.6%)
                                                 Officer of the Bank                            (4)

_______________________

*    Represents less than 1.0% of the total outstanding shares of common stock.

(1) For purposes of this table, a person is deemed to be the beneficial owner of shares of the Company's common stock if he or she has or shares the power to vote or to direct the voting of the security or the power to dispose of or to direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.
(2)  Includes: (i) 47,884 shares which are held jointly with his wife Katherine
     W. Monroe (see Note 3 below); (ii) 30,960 shares that may be acquired pursuant to presently exercisable stock options; and (iii) 15,840 shares held in trust for which he serves as joint trustee.
(3) Douglas D. Monroe, Jr., and Katherine W. Monroe are husband and wife. Mr. Monroe has sole voting power over 221,127 shares of common stock. Mrs. Monroe has sole voting power over 57,341 shares. Mr. and Mrs. Monroe share voting power over 47,884 shares, which are reflected in Mr. Monroe's stock ownership information in order to avoid double counting. In the aggregate, Mr. and Mrs. Monroe beneficially own 373,152 shares of common stock.
(4) Includes: (i) 14,140 shares which are held by Mr. Szyperski's spouse; (ii) 17,280 shares that may be acquired pursuant to presently exercisable stock options; and (iii) 23,040 shares held in trust for his children, nieces, and nephews for which he serves as trustee.

     The Employee Stock Ownership Plan adopted by the Company holds 33,551 shares of common stock for the benefit of the employees participating in the plan. The trustees of the plan are Douglas D. Monroe, Jr., John H. Hunt, II and Jeffrey M. Szyperski, all of whom are executive officers of the Bank. They have no voting rights nor any investment or dispositive power with respect to the shares other than as directed by plan participants.

     Except as set forth below, there are no family relationships among any of the directors or principal officers. Douglas D. Monroe, Jr. and Katherine W. Monroe are husband and wife and Mr. Szyperski is the son-in-law of Mr. and Mrs. Monroe. None of the directors currently serves as a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Board Committees and Attendance

     During 2000, the Board of Directors of the Company met four times. All directors attended at least 75% of the total Board meetings. The Company has no standing committees.

     The Bank's Audit Committee is comprised of Messrs. Albert C. Pollard, Chairman, James M. Holmes, Jr., Harvey B. Morgan, Thomas G. Tingle and Harry M. Ward. The Audit Committee reviews on a regular basis the work of the internal audit department. It also reviews and approves the scope and detail of the continuous audit program which is conducted by the internal audit staff to protect against improper and unsound practices and to furnish adequate protection of all assets and records. The committee also recommends the selection of independent certified public accountants and reviews the reports of examination by the regulatory agencies and the independent accountants. During 2000, the Audit Committee met seven times.

Compensation of Directors

     Directors of the Company received an annual retainer fee of $4,500 in 2000. During 2000, 1999 and 1998, the Company issued a total of 1,751, 1,333 and 1,600 shares, respectively, of common stock to its directors as a group for partial compensation in lieu of cash for the annual retainer fees due.


                            AUDIT COMMITTEE REPORT

     The Board of Directors of the Company and the members of the Audit Committee have independently reviewed and discussed the audited financial statements with management. The Board and the committee also have independently reviewed and discussed with Yount, Hyde & Barbour, P.C. ("Yount Hyde"), the Company's independent auditors, the matters required to be discussed by Statement in Accounting Standards No. 61, as amended.

     In discharging their oversight responsibility as to the audit process, the Board of Directors and the Audit Committee obtained the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee," as may be modified or supplemented, and have discussed with Yount Hyde its independence.

     Based on the foregoing discussions, the Board of Directors of the Company approved the audited financial statements to be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.


                                             Board of Directors
                                             Chesapeake Financial Shares, Inc.

                             ACCOUNTING FIRM FEES

     The following table provides the aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by the Company's independent public accountants, Yount Hyde:



     Audit Fees................................................... $50,800
     Financial Information Systems Design and Implementation......     -0-
     All Other Fees...............................................  21,744


                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation

     The following table provides information on the total compensation paid or accrued during the fiscal years indicated below to certain executive officers of the Company and the Bank. The principal officers of the Company do not receive any compensation in their capacities as such, but are paid by the Bank for their services as officers of the Bank.

                          Summary Compensation Table



                                                                             Long-Term
                                                                            Compensation
                                                                            ------------
                                                                             Securities
         Name and                           Annual Compensation (1)          Underlying            All Other
                                          --------------------------
    Principal Position         Year       Salary (2)          Bonus            Options          Compensation (3)
    ------------------         ----       ----------          ------           -------          ----------------
Douglas D. Monroe, Jr.         2000        $163,481          $15,000            3,500                $58,014
 Chairman/Chief                1999         161,101              ---            3,000                 41,949
 Executive Officer             1998         160,538           15,000            2,880                 40,812

Jeffrey M. Szyperski           2000        $138,581          $12,500            3,500                $29,230
 President and Chief           1999         122,663              ---            3,000                 20,777
 Executive Officer of          1998          98,622            8,500            2,880                  1,594
 the Bank

John H. Hunt, II               2000        $ 99,946          $ 9,000            1,000                $22,887
 Chief Financial Officer       1999          94,644              ---            1,000                 16,292
 and Secretary of the          1998          91,581            8,400            1,080                  2,716
 Company and the Bank

__________________
(1) The named officers received certain perquisites and other personal benefits, the amounts of which are not shown because the aggregate amount of such compensation during the year did not exceed the lesser of $50,000 or 10% of his total salary and bonus.
(2)  Includes directors' fees paid by the Company and the Bank.
(3) Consists of for 2000: (i) $2,572, $2,168 and $1,580 accrued on behalf of Messrs. Monroe, Szyperski and Hunt, respectively, under the Company's 401(k) Plan; (ii) $26,981 and $20,700 credited to Messrs. Szyperski and Hunt under the Company's 401(k) Overflow Deferred

                                               (footnote continued on next page)

(footnote continued from previous page)

     Compensation Plan; (iii) the taxable portion of the group life insurance premium paid by the Bank on behalf of Messrs. Monroe, Szyperski and Hunt of $3,825, $81 and $607, respectively; (iv) the taxable portion of a key man life insurance policy paid by the Bank on behalf Mr. Monroe of $32,000; and
     (v) $19,617 accrued by the Bank under a deferred compensation agreement with Mr. Monroe. See "Employee Benefit Plans" for further information.

Employee Benefit Plans

     Pension Plan. The Bank has a noncontributory defined benefit pension plan for all full-time employees over 18 years of age. The pension plan is designed to assist employees in providing for their retirement income security. All employees who complete at least 1,000 hours of service each year are automatically eligible to participate. The Bank funds pension costs in accordance with the funding provisions of the Employee Retirement Income Security Act. All contributions to the pension plan are made by the Bank. Employees become fully vested after seven years of credited service.

   Upon retiring at normal retirement age, pension plan participants will receive an annual pension based on their years of service. The normal retirement age under the pension plan is 65. Reduced benefits are available as early as age 55 if at least ten years of credited service have been completed. Cash benefits under the pension plan generally commence on retirement, death, or other termination of employment and are payable in various forms, generally at the election of the participant.

   Employee Stock Ownership Plan. The Bank has adopted a tax-credit employee stock ownership plan (the "ESOP"). Every officer and employee of the Bank (other than straight-time hourly paid employees) is eligible to participate in the ESOP beginning on any January 1 after he or she completes one year of service and reaches the age of 18.

   Contributions each year are at the discretion of the Board of Directors, within certain limitations prescribed by federal tax regulations. Compensation expense related to the ESOP was $19,993 in 2000, $19,993 in 1999 and $19,993 in 1998. The ESOP intends to invest contributions received in shares of the Company's common stock.

   Under the ESOP, the Bank will make contributions in cash necessary to service loans to the ESOP and may make additional discretionary contributions in cash or stock of the Company (the "ESOP Contribution"). In addition, the Bank will make further contributions designed to satisfy certain nondiscrimination requirements of the Internal Revenue Service, if such requirements should ever become applicable (the "Top-Heavy Contribution"). Participants in the ESOP are neither required nor permitted to make contributions.

   ESOP and Top-Heavy Contributions become fully vested when a participant reaches age 65, whether or not he retires at that time, when a participant has completed 7 years of service, becomes permanently or totally disabled, or dies while employed by the Bank. If a participant leaves before the occurrence of one of these events, the ESOP and Top-Heavy Contributions allocated to his account will become 30% vested after 3 years of service, 40% vested after 4 years of service, 60% vested after 5 years of service, 80% vested after 6 years of service, and 100% vested after 7 years of service.

   Distribution of benefits under the ESOP to a participant or beneficiary is made after death, retirement, or termination of employment in a single payment consisting of cash and to the extent allocated to his account, common stock of the Company. Each participant or beneficiary may direct that all distributions be made in the form of common stock of the Company or, conversely, may direct that all distributions be made in the form of cash.

     401(k) Plan. The Company maintains a defined contribution plan established in accordance with Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). Employees who have attained age 18 are eligible to participate after one year of employment. The 401(k) Plan provides for employee pre-tax contributions not to exceed 15% of the employee's compensation. The Company is required to match $0.25 of an employee's contributions up to 6% of the employee's compensation. Company contributions, if any, vest 30% after 3 years of service, 40% after 4 years of service, 60% after 5 years of service, 80% after 6 years of service, and 100% after 7 years of service. Distributions are made at death, retirement or other termination of employment. Distributions may be made in a lump sum cash payment, in the form of annuities, or in annual installment payments.

     401(k) Overflow Deferred Compensation Plan. The Company maintains a voluntary non-qualified deferred compensation plan for certain highly compensated employees under which participants may elect to contribute on a pre-tax basis compensation the participants would have contributed to the Company's 401(k) Plan but for limits on contributions to that plan imposed under the Internal Revenue Code. Distributions are made at death, retirement, or other termination of employment. Distributions may be made in a lump sum cash payment, in the form of annuities, or in annual installment payments.

     Stock Options. As of February 1, 2001, the Company had options outstanding covering 108,900 shares of common stock, of which options covering 68,400 shares are currently exercisable. Options are generally not exercisable until after three years from the date of issuance and require continuous employment during the period prior to exercise. The table below shows the stock option grants made to each of the executive officers named in the Summary Compensation Table during 2000.

                         Number of
                         Securities       % of Total
                         Underlying    Options Granted
                          Options        To Employees     Exercise    Expiration
           Name           Granted           in 2000       Price(1)      Date(2)
           ----           -------           -------       --------      -------

Douglas D. Monroe, Jr.     3,500             23.3%         $19.25        2005
Jeffrey M. Szyperski       3,500             23.3           17.50        2007
John H. Hunt, II           1,000              6.7           17.50        2007

__________________
(1) The exercise price is based on the market value of a share of common stock at the time the option was granted, with the exception of the options granted to Mr. Monroe which exercise price must be set at 10% above market value in accordance with the provisions of the Company's stock option plan and applicable regulations.
(2) The expiration date for the options granted to Mr. Monroe is shortened by two years in accordance with the provisions of the Company's stock option plan and applicable regulations.

     The following table shows information with respect to exercises of options to purchase common stock by each executive officer named in the Summary Compensation Table during 2000 and with respect to the aggregate value of options held by each executive officer named in the Summary Compensation Table as of December 31, 2000.

                                                                     Number of                        Value of
                                                                 Shares Underlying                   Unexercised
                           Number of                                Unexercised                     In-the-Money
                            Shares                                  Options at                       Options at
                           Acquired          Value               December 31, 2000              December 31, 2000(2)
                                                           ----------------------------     -----------------------------
         Name             on Exercise     Realized(1)      Exercisable    Unexercisable     Exercisable     Unexercisable
         ----             -----------     -----------      -----------    -------------     -----------     -------------
Douglas D. Monroe, Jr.        8,640         $89,519           28,080          9,380           $164,210          $-0-
Jeffrey M. Szyperski            -0-             ---           14,400          9,380             90,750           -0-
John H. Hunt, II              4,320          49,922            7,200          3,080             45,250           -0-

__________________
(1) Calculated by subtracting the exercise price from the fair market value of the stock as of the exercise date.
(2) Calculated by subtracting the exercise price from the market value of the stock at December 31, 2000.

     Deferred Compensation Arrangement. In 1984, the Company entered into a deferred compensation agreement with Mr. Monroe under the terms of which Mr. Monroe was required to work through April of 1994 in order to earn the right to receive payments from the Company of $3,042 per month for 180 months beginning at the date of his retirement from the Company, but in no event prior to his reaching age 70. The Company has funded its deferred compensation commitment through a life insurance policy on Mr. Monroe.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Company are required to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in the Company's equity securities. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, insiders of the Company complied with all filing requirements during the fiscal year ended December 31, 2000.


                     INDEBTEDNESS AND CERTAIN TRANSACTIONS

     In calendar year 2000 and up to the present time, there were transactions between the Bank and certain of the officers and directors of the Company and the Bank and their known associates, all consisting of extensions of credit by the Bank in the ordinary course of its business. Each transaction was made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with the general public. In the opinion of management, none of the transactions involves more than the normal risk of collectibility or presents other unfavorable features. Thus, the Bank has had, and the Bank expects to have in the future, banking transactions in the ordinary course of its business with the officers and directors of the Company and the Bank and their associates on the same terms, including interest rate, collateral and repayment terms on loans, as those prevailing at the same time for comparable transactions with others.

                      2002 ANNUAL MEETING OF SHAREHOLDERS

     It is contemplated that the 2002 Annual Meeting of Shareholders will be held on or about Friday, April 5, 2002. In order for any appropriate shareholder proposal to be included in the proxy materials of the Company for the 2002 Annual Meeting of Shareholders, it must be received by the Secretary at the Company's principal place of business on or before November 6, 2001.


                                 OTHER MATTERS

     As of the date of this Proxy Statement, the management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with the recommendation of the Board of Directors.

                                        By Order of the Board of Directors


                                        /s/  John H. Hunt, II
                                        -----------------------------------
                                             John H. Hunt, II
                                             Secretary


     A COPY OF THE COMPANY'S 2000 ANNUAL REPORT ON FORM 10-KSB TO THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER OF RECORD ON FEBRUARY 1, 2001. ALL REQUESTS MUST BE IN WRITING, ADDRESSED TO DOUGLAS D. MONROE, JR., PRESIDENT, CHESAPEAKE FINANCIAL SHARES, INC., POST OFFICE BOX 1419, KILMARNOCK, VIRGINIA 22482.

PROXY

                       Chesapeake Financial Shares, Inc.

        MANAGEMENT PROXY: Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints T. Nash Broaddus and Eugene S. Hudnall, Jr., jointly and severally, proxies, with full power to act alone and with full power of substitution to represent the undersigned and vote all shares of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of Chesapeake Financial Shares, Inc. to be held on Friday, April 6, 2001 at 4:00 p.m. in the auditorium at Rappahannock Westminster-Canterbury, Irvington, Virginia, or any adjournment thereof, on each of the following matters:

1.   Election of directors.

     [_] FOR all Nominees listed below   [_]  WITHHOLD AUTHORITY TO VOTE FOR
                                              THOSE INDICATED BELOW

     T. Nash Broaddus, Eugene S. Hudnall, Jr., Douglas D. Monroe, Jr., Katherine
     W. Monroe, Bruce P. Robertson, William F. Shumadine, Jr., Robert L. Stephens, and Jeffrey M. Szyperski.

(Instructions: To withhold authority to vote for any individual nominee, place a line through that nominee's name. Cumulative voting is permitted. See page 1 of the accompanying Proxy Statement for an explanation of cumulative voting.)


2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or any adjournment thereof. The Board of Directors at present knows of no other business to be presented.

     This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" each proposal. All joint owners MUST sign.


Dated:  ____________________, 2001         ____________________________________
                                           Signature*


                                           ____________________________________
                                           Signature if held jointly


*NOTE: When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one fiduciary, all should sign. All joint owners MUST sign.

I [    ] will / [    ] will not attend the Annual Meeting.

     The shares represented hereby will be voted in accordance with any choice specified by the shareholders and, where there is no choice, such shares will be voted IN FAVOR OF each proposal. This Proxy further provides authority to accumulate such votes as the proxies may deem appropriate in the election of directors.

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THAT IT SENDS OUT IN PAPER FORM LIKE PRESS RELEASES, EARNINGS RELEASES AND OUR
  QUARTERLY LETTER TO SHAREHOLDERS, PLEASE PROVIDE YOUR E-MAIL ADDRESS BELOW:


                       E-mail Address: www.chesbank.com